UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

Mr. Jay Firestone

Dr. Michael Dornemann

Mr. Christopher J. McGurk

Mr. Daniel A. Ninivaggi

Dr. Harold T. Shapiro

Mr. Carl C. Icahn

Mr. Brett Icahn

Mr. Jesse Lynn

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Fund S.à r.l.,

Daazi Holding B.V.

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Enterprises G.P. Inc.

Icahn Enterprises Holdings L.P.

IPH GP LLC

Icahn Capital LP

Icahn Onshore LP

Icahn Offshore LP

Beckton Corp.

7508921 Canada INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On November 30, 2010, Amendment No. 11 to Schedule TO (the “Amendment”) was filed on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn, and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, in respect of a Notice of Variation and Extension to the Offer to Purchase and Circular dated July 20, 2010, as amended, issued in connection with the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc., and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, to purchase up to all of the issued and outstanding common shares of Lions Gate Entertainment Corp. (“Lions Gate”). The Amendment and the exhibits thereto are filed herewith as Exhibit 2.

ON NOVEMBER 26, 2010, CARL ICAHN AND HIS AFFILIATES FILED A PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE 2010 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF LIONS GATE (THE “ANNUAL MEETING”). CARL ICAHN AND HIS AFFILIATES EXPECT TO FILE A DEFINITIVE PROXY STATEMENT WITH THE SEC IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE ANNUAL MEETING AND MAY FILE OTHER PROXY SOLICITATION MATERIAL IN CONNECTION THEREWITH. SECURITYHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL ICAHN AND HIS AFFILIATES BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATED TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. SHAREHOLDERS WILL BE ABLE TO OBTAIN COPIES OF THESE DOCUMENTS (WHEN COMPLETED) AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. THESE MATERIALS MAY ALSO BE OBTAINED AT NO CHARGE BY CONTACTING D.F. KING & CO., INC., TOLL FREE FOR SHAREHOLDERS AT (800) 714-3313, AND FOR BANKS AND BROKERS AT (212) 269-5550. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE.

EXHIBIT 1

PARTICIPANTS

The participants in the solicitation of proxies (the “Participants”) are the following: Mr. Jay Firestone, Dr. Michael Dornemann, Mr. Christopher J. McGurk, Mr. Daniel A. Ninivaggi, Dr. Harold T. Shapiro, Mr, Carl C. Icahn, Mr. Brett Icahn, Mr. Jesse Lynn, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Fund S.à r.l., Daazi Holding B.V. and 7508921 Canada Inc.

A DESCRIPTION OF THE DIRECT AND INDIRECT INTERESTS OF EACH OF THE PARTICIPANTS IN LIONS GATE ENTERTAINMENT CORP. IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 2010 BY MR. JAY FIRESTONE, DR. MICHAEL DORNEMANN, MR. CHRISTOPHER J. MCGURK, MR. DANIEL A. NINIVAGGI, DR. HAROLD T. SHAPIRO, MR. CARL C. ICAHN, MR. BRETT ICAHN, MR. JESSE LYNN, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN FUND S.À R.L., DAAZI HOLDING B.V., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL LP, ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND 7508921 CANADA INC. A COPY OF THE SCHEDULE 14A IS AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM.

EXHIBIT 2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 11

to

SCHEDULE TO

Tender Offer Statement Under Section 14(d)(1) or 13(e)(1)

of the Securities Exchange Act of 1934

LIONS GATE ENTERTAINMENT CORP.

(Name of Subject Company (Issuer))

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

7508921 Canada Inc.

Carl C. Icahn

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

(Names of Filing Persons (Offerors))

Common Shares, no par value per share

(Title of Class of Securities)

535919203

(CUSIP Number of Class of Securities)

Keith L. Schaitkin, Esq.

Associate General Counsel

Icahn Associates Corp. and Affiliated Companies

767 Fifth Avenue, 47th Floor

New York, New York 10153

(212) 702-4329

(Name, Address and Telephone Number of Person Authorized to

Receive Notices and Communications on behalf of Filing Persons)

Copies to:

Donald C. Ross, Esq. Osler, Hoskin & Harcourt LLP Box 50, 1 First Canadian Place Toronto, Ontario M5X 1B8 (416) 362-2111	Jason J. Comerford, Esq. Osler, Hoskin & Harcourt LLP 620 8th Avenue, 36th Floor New York, New York 10018 (212) 867-5800

CALCULATION OF FILING FEE

Transaction Valuation:	Amount of Filing Fee:
$725,551,328(1)	$51,731.81(2)

(1)	Estimated solely for the purpose of calculating the fee in accordance with the Rule 0-11 of the Securities Exchange Act of 1934.

(2)

The amount of the fee is based upon the product of 141,382,246 Lions Gate common shares issued and outstanding (which includes Lions Gate common shares underlying currently outstanding stock options and restricted share units of Lions Gate) as reported by Lions Gate in its public filings with the Securities and Exchange Commission (less the 44,642,069 Lions Gate common shares held by the Offeror) at a price of US$7.50 per share.

☒

Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid:	$51,731.81	Filing Party:

Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc., Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

Form or registration no.:	Schedule TO-T and Amendment No. 3 thereto	Date Filed:	July 20, 2010 and August 31, 2010, respectively

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☒	third-party tender offer subject to Rule 14d-1.

☐	issuer tender offer subject to Rule 13e-4.

☐	going-private transaction subject to Rule 13e-3.

☒	amendment to Schedule 13D under Rule 13d-2.

Check the following box if the filing is a final amendment reporting the results of the tender offer:  ☐

COMBINED SCHEDULE TO

AND

AMENDMENT NO. 48 TO SCHEDULE 13D

This Amendment No. 11 (this “Amendment”) amends and supplements the Tender Offer Statement on Schedule TO filed on July 20, 2010, as previously amended and supplemented by Amendment No. 1 thereto filed on July 26, 2010, Amendment No. 2 thereto filed on August 11, 2010, Amendment No. 3 thereto filed on August 31, 2010, Amendment No. 4 thereto filed on October 12, 2010, Amendment No. 5 thereto filed on October 22, 2010, Amendment No. 6 thereto filed on October 29, 2010, Amendment No. 7 thereto filed on November 2, 2010, Amendment No. 8 thereto filed on November 12, 2010, Amendment No. 9 thereto filed on November 22, 2010 and Amendment No. 10 thereto filed on November 26, 2010, on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, relating to the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (the “Offeror”), to purchase up to all of the issued and outstanding common shares (the “Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”), upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular, dated July 20, 2010, as amended and supplemented from time to time (the “Offer and Circular”), and in the related Letter of Acceptance and Transmittal (the “Letter of Transmittal”) and Notice of Guaranteed Delivery (which, together with this Amendment and any other amendments or supplements thereto, constitute the “Offer”). The information set forth in the Offer and Circular and the related Letter of Transmittal and Notice of Guaranteed Delivery, as amended by this Amendment, is incorporated by reference with respect to Items 1 through 11 of this Schedule TO. The Offer is only to purchase the Shares and is not made for any options, warrants or other rights to acquire Shares.

As permitted by General Instruction G to Schedule TO, this Amendment No. 11 to Schedule TO is also an amendment to the joint statement on Schedule 13D filed on October 20, 2008 by the Offeror (other than Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust).

CUSIP No. 535919203
1	NAME OF REPORTING PERSON High River Limited Partnership
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 8,954,490
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 8,954,490
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.43%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Hopper Investments LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 8,954,490
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 8,954,490
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.43%*
14	TYPE OF REPORTING PERSON OO

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Barberry Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 8,954,490
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 8,954,490
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.43%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 15,372,255
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 15,372,255
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 15,372,255
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 12.75%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund II LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 5,381,689
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 5,381,689
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 5,381,689
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.46%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund III LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 2,032,423
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 2,032,423
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,032,423
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 1.69%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Offshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 22,786,367
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 22,786,367
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 22,786,367
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 18.90%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 13,031,594
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 13,031,594
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 13,031,594
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 10.81%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Onshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 13,031,594
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 13,031,594
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 13,031,594
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 10.81%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Capital LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.70%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON IPH GP LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.70%*
14	TYPE OF REPORTING PERSON OO

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises Holdings L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.70%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises G.P. Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.70%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Beckton Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.70%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Carl C. Icahn
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 44,772,451
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 44,772,451
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 44,772,451
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 37.13%*
14	TYPE OF REPORTING PERSON IN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on November 19, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

Item 12.	Exhibits

Exhibit	Description

(a)(1)(xii)	Notice of Variation and Extension dated November 30, 2010 (filed herewith)

(a)(5)(xiii)	Press release dated November 30, 2010 (filed herewith)

Item 13.	Information Required by Schedule 13E-3

Not applicable.

SIGNATURES

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

ICAHN PARTNERS LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN FUND S.À R.L.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

DAAZI HOLDING B.V.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

HIGH RIVER LIMITED PARTNERSHIP
BY:	Hopper Investments LLC, its general partner
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

BARBERRY CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

IPH GP LLC

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P. BY: Icahn Enterprises G.P. Inc., its general partner

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

BECKTON CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

7508921 CANADA INC.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

/S/ CARL C. ICAHN
Name:	Carl C. Icahn

/S/ RONALD G. ATKEY
Name:	Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

Date: November 30, 2010

EXHIBIT INDEX

Exhibit	Description

(a)(1)(i)	Offer to Purchase and Circular, dated July 20, 2010 (previously filed)

(a)(1)(ii)	Letter of Acceptance and Transmittal (previously filed)

(a)(1)(iii)	Notice of Guaranteed Delivery (previously filed)

(a)(1)(iv)	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (previously filed)

(a)(1)(v)	Letter to Clients (previously filed)

(a)(1)(vi)	Notice of Variation and Extension dated August 11, 2010 (previously filed)

(a)(1)(vii)	Notice of Variation dated August 31, 2010 (previously filed)

(a)(1)(viii)	Notice of Variation and Extension dated October 22, 2010 (previously filed)

(a)(1)(ix)	Notice of Extension dated October 29, 2010 (previously filed)

(a)(1)(x)	Notice of Extension dated November 12, 2010 (previously filed)

(a)(1)(xi)	Notice of Extension dated November 22, 2010 (previously filed)

(a)(1)(xii)	Notice of Variation and Extension dated November 30, 2010 (filed herewith)

(a)(5)(i)	Summary Advertisement of the Offeror dated July 20, 2010 (previously filed)

(a)(5)(ii)	Press release dated July 20, 2010 (previously filed)

(a)(5)(iii)	Press release dated July 26, 2010 (previously filed)

(a)(5)(iv)	Press release dated August 11, 2010 (previously filed)

(a)(5)(v)	Press release dated August 31, 2010 (previously filed)

(a)(5)(vi)	Press release dated October 12, 2010 (previously filed)

(a)(5)(vii)	Press release dated October 22, 2010 (previously filed)

(a)(5)(viii)	Press release dated October 28, 2010 (previously filed)

(a)(5)(ix)	Press release dated November 2, 2010 (previously filed)

(a)(5)(x)	Press release dated November 12, 2010 (previously filed)

(a)(5)(xi)	Press release dated November 22, 2010 (previously filed)

(a)(5)(xii)	Preliminary Dissident Proxy Circular (previously filed)

(a)(5)(xiii)	Press release dated November 30, 2010 (filed herewith)

(h)(1)(i)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material Canadian Federal Income Tax Considerations dated July 20, 2010 (previously filed)

(h)(1)(ii)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material U.S. Federal Income Tax Considerations dated July 20, 2010 (previously filed)

Exhibit (a)(1)(xii)

This Notice of Variation and Extension is important and requires your immediate attention. It should be read in conjunction with the Offer to Purchase and Circular dated July 20, 2010, the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010 and the Notice of Extension dated November 22, 2010. If you are in any doubt as to how to deal with it, you should consult with your investment dealer, broker, bank manager, lawyer or other professional advisor.

Neither this Notice of Variation and Extension nor the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010, and as further amended by the Notice of Extension dated November 22, 2010, has been approved by any securities regulatory authority nor has any securities regulatory authority passed upon the fairness or merits of the Offer or upon the adequacy of the information contained in this document. Any representation to the contrary is an offence.

November 30, 2010

NOTICE OF VARIATION AND EXTENSION

by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP,

ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L.,

DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE

TRUSTEE OF THE LGE TRUST

in respect of their

OFFER TO PURCHASE FOR CASH

UP TO ALL of the Common Shares of

LIONS GATE ENTERTAINMENT CORP.

for U.S.$7.50 per Common Share

Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, 7508921 Canada Inc., a corporation governed by the laws of Canada (collectively, the “Icahn Group”), and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (together with the Icahn Group, the “Offeror”), hereby give notice that they are amending their offer dated July 20, 2010, as previously amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010, and as further amended by the Notice of Extension dated November 22, 2010 (the “Offer”), to purchase for cash UP TO ALL of the outstanding common shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”), including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights), in order to (i) amend the conditions of the Offer to (a) delete the condition relating to the Rachesky-Kornitzer Transaction and replace it with the condition that the New York State Supreme Court shall have granted by 11:59 p.m. (Vancouver time) on December 10, 2010 the Icahn Group’s pending motion for a preliminary injunction preventing the Lions Gate Shares issued in the Rachesky-Kornitzer Transaction, to Mark Rachesky and the investment funds he controls, from being voted at the 2010 annual general meeting of Lions Gate’s shareholders (the “Shareholders”) and (b) delete the minimum tender condition; (ii) extend the Offer to be open for acceptance until 11:59 p.m. (Vancouver time) on December 10, 2010; and (iii) update certain sections of the Offer.

The Offer has been extended and is now open for acceptance until 11:59 p.m. (Vancouver time) on December 10, 2010, unless further extended or withdrawn by the Offeror.

This Notice of Variation and Extension (this “Notice”) should be read in conjunction with the Offer to Purchase and Circular dated July 20, 2010 (the “Offer to Purchase and Circular”), as amended by the Notice of Variation and Extension dated August 11, 2010 (the “First Notice of Variation”), the Notice of Variation dated August 31, 2010 (the “Second Notice of Variation”), the Notice of Variation and Extension dated October 22, 2010 (the “Third Notice of Variation”), the Notice of Extension dated October 29, 2010 (the “Fourth Notice of Variation”), the Notice of Extension dated November 12, 2010 (the “Fifth Notice of Variation”) and as further amended by the Notice of Extension dated November 22, 2010 (the “Sixth Notice of Variation”), and the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular, all the provisions of which are incorporated herein by reference (subject to the amendments thereto contained in this Notice). In this Notice, unless the context requires otherwise or unless otherwise defined herein, terms denoted by initial capital letters have the meanings set forth in the Offer to Purchase and Circular, as amended by the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation and as further amended by the Sixth Notice of Variation.

Shareholders who have validly deposited and not withdrawn their Lions Gate Shares do not need to take further action to accept the Offer. Shareholders who wish to accept the Offer must properly complete and duly execute the Letter of Acceptance and Transmittal which accompanied the Offer to Purchase and Circular, and deposit it, at or prior to the Expiry Time, together with certificate(s) representing their Lions Gate Shares and all other required documents, with the Depositary or the U.S. Forwarding Agent in accordance with the instructions in the Letter of Acceptance and Transmittal. Alternatively, Shareholders may accept the Offer by following the procedures for book-entry transfer of Lions Gate Shares described in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer”. Persons whose Lions Gate Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact such registered holder for assistance if they wish to accept the Offer.

Questions and requests for assistance may be directed to the Depositary, the U.S. Forwarding Agent, or the Information Agent. Their contact details are provided on the last page of this document. Additional copies of this Notice, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation, the Sixth Notice of Variation, the Offer to Purchase and Circular and the Letter of Acceptance and Transmittal may be obtained without charge on request from the Depositary, the U.S. Forwarding Agent or the Information Agent.

No person has been authorized to give any information or make any representation other than those contained in this Notice, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation, the Sixth Notice of Variation, the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the Schedule TO filed with the SEC, as amended from time to time (“Schedule TO”), and if given or made, that information or representation must not be relied upon as having been authorized by the Offeror.

The Offer is not being made to, nor will deposits be accepted from or on behalf of, Shareholders residing in any jurisdiction in which making or accepting the Offer would violate that jurisdiction’s laws or any administrative or judicial action pursuant thereto.

FORWARD-LOOKING STATEMENTS

This Notice, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation, the Sixth Notice of Variation and the Offer to Purchase and Circular contain forward-looking statements that are subject to risks and are based on a number of assumptions and other factors. See “Forward-Looking Statements” in the Offer to Purchase and Circular.

IMPORTANT NOTICE REGARDING NOTICES OF GUARANTEED DELIVERY

SHAREHOLDERS ARE ADVISED THAT AS OF THE DATE OF THIS NOTICE, NOTICES OF GUARANTEED DELIVERY WILL NO LONGER BE ACCEPTED. ANY NOTICES OF GUARANTEED DELIVERY THAT WERE PROPERLY DELIVERED PRIOR TO THE DATE OF THIS NOTICE SHALL REMAIN VALID. FROM THE DATE OF THIS NOTICE, THE OFFER MAY BE ACCEPTED ONLY BY DELIVERING TO THE DEPOSITARY OR THE U.S. FORWARDING AGENT A LETTER OF ACCEPTANCE AND TRANSMITTAL AND THE CERTIFICATE OR CERTIFICATES REPRESENTING THE LIONS GATE SHARES IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AS SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE, AS AMENDED, UNDER “MANNER OF ACCEPTANCE – LETTERS OF ACCEPTANCE AND TRANSMITTAL”, OR BY FOLLOWING PROCEDURES FOR BOOK-ENTRY TRANSFER OF LIONS GATE SHARES DESCRIBED IN SECTION 3 OF THE OFFER TO PURCHASE, AS AMENDED, UNDER “MANNER OF ACCEPTANCE – BOOK-ENTRY TRANSFER”.

ii

NOTICE TO SHAREHOLDERS

SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT ITS NEXT MEETING AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON THE SYSTEM FOR ELECTRONIC DOCUMENT ANALYSIS AND RETRIEVAL WEBSITE AT WWW.SEDAR.COM. CERTAIN INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT FILED UNDER COVER OF SCHEDULE 14A WITH THE SEC ON NOVEMBER 26, 2010.

The enforcement by Shareholders of civil liabilities under U.S. federal securities laws may be affected adversely by the fact that Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP are governed by the laws of the Cayman Islands, Icahn Fund S.à r.l. is governed by the laws of Luxembourg, Daazi Holding B.V. is governed by the laws of The Netherlands, 7508921 Canada Inc. is governed by the laws of Canada, and the LGE Trust is governed by the laws of Ontario, that experts named in the Circular reside outside the United States and that all or a substantial portion of the assets of the Offeror and said persons may be located outside the United States. Shareholders may not be able to sue a foreign company or trust or its officers, directors or trustees in a foreign court for violations of U.S. federal or state securities laws. It may be difficult to compel a foreign company or trust and its affiliates to subject themselves to a U.S. court’s judgment.

The enforcement by Shareholders of civil liabilities under Canadian securities laws may be affected adversely by the fact that each of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V. is incorporated, continued or otherwise organized under the laws of a foreign jurisdiction or resides outside of Canada and that all or a substantial portion of the assets of the Offeror may be located outside Canada. It may not be possible for Shareholders to enforce judgments obtained in Canada against these members of the Offeror.

Shareholders should be aware that the purchase by the Offeror of the Lions Gate Shares held by them as described herein may have tax consequences both in Canada and the United States. The material tax consequences for Shareholders who are resident in, or citizens of, Canada and the United States are described in Section 15 of the Circular, “Material Canadian Federal Income Tax Considerations” and Section 16 of the Circular, “Material U.S. Federal Income Tax Considerations”, respectively.

EXCHANGE RATE INFORMATION

In this Notice, except where otherwise indicated, all references to “dollars” or “$” are in Canadian dollars. The Bank of Canada noon spot exchange rate on November 30, 2010 was U.S.$1.00 = $1.0264.

NOTICE TO HOLDERS OF OPTIONS

The Offer is made only for Lions Gate Shares and is not made for any options, warrants or other rights to acquire Lions Gate Shares. Any holder of such securities who wishes to accept the Offer must, to the extent permitted by the terms of such securities and applicable law, exercise the options, warrants or other rights in order to obtain the underlying Lions Gate Shares and then deposit those Lions Gate Shares in accordance with the Offer.

iii

NOTICE OF VARIATION AND EXTENSION

November 30, 2010

TO: THE HOLDERS OF LIONS GATE SHARES

By notice to the Depositary dated November 30, 2010 and as set forth in this Notice, the Offeror has amended its offer dated July 20, 2010 (the “Original Offer”), as previously amended by the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation and as further amended by the Sixth Notice of Variation, to purchase for cash UP TO ALL of the outstanding Lions Gate Shares, including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights).

This Notice should be read in conjunction with the Offer to Purchase and Circular, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation, the Sixth Notice of Variation and the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular (collectively, the “Offer Documents”), all the provisions of which are incorporated herein by reference, subject to the amendments thereto contained in this Notice.

In this Notice, unless the context requires otherwise or unless otherwise defined, terms denoted by initial capital letters and not defined have the meanings set forth in the Offer to Purchase and Circular, as amended by the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation and as further amended by the Sixth Notice of Variation. References in this Notice to the “Offer” shall refer to the Original Offer, as amended by the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation, the Sixth Notice of Variation and as further amended by this Notice.

1.	Amendments to the Conditions of the Offer

Paragraphs (n) and (o) of Section 4 of the Offer to Purchase, “Conditions of the Offer” (found at page 28 of the Offer to Purchase, as amended by the Second Notice of Variation), relating to the minimum tender condition and the Rachesky-Kornitzer Transaction, respectively, are deleted in their entirety and replaced by the following:

“(n)  the New York State Supreme Court shall have granted by 11:59 p.m. (Vancouver time) on December 10, 2010 the Icahn Group’s pending motion for a preliminary injunction preventing the Lions Gate Shares issued in the Rachesky-Kornitzer Transaction, to Mark Rachesky and the investment funds he controls, from being voted at the 2010 annual general meeting of Shareholders.”

2.	Extension of the Offer

The Offeror has amended the Offer by extending the Expiry Time for the Offer from 11:59 p.m. (Vancouver time) on December 2, 2010 to 11:59 p.m. (Vancouver time) on December 10, 2010, unless the Offer is withdrawn or further extended by the Offeror. The Expiry Time may be extended at the Offeror’s sole discretion pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”. Accordingly, the definition of “Expiry Time” in the “Glossary” section of the Offer to Purchase and Circular (found at page 15 of the Offer to Purchase and Circular), as amended by the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation and the Sixth Notice of Variation, is deleted and replaced with the following definition:

“Expiry Time” means, with respect to the Offer, 11:59 p.m., Vancouver time, on December 10, 2010, or such later time and date as may be fixed by the Offeror from time to time pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

In addition, all references to “December 2, 2010” in the Offer to Purchase and Circular, as amended by the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation and as further amended by the Sixth Notice of Variation, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the Schedule TO filed with the SEC, are amended to refer to December 10, 2010.

3.	Recent Developments

On November 9, 2010, the New York State Supreme Court set December 3, 2010 as the date on which it will hear oral argument on the Icahn Group’s motion for a preliminary injunction prohibiting the fund controlled by Mark Rachesky from voting the Lions Gate Shares it acquired in the Rachesky-Kornitzer Transaction in any election of directors or other Shareholder vote. The New York State Supreme Court indicated that it expects to issue a decision on that motion before the 2010 annual general meeting of Shareholders currently scheduled for December 14, 2010.

4.	Other Amendments to the Offer to Purchase and Circular

Summary Term Sheet

The following question and answer in the Summary Term Sheet (found at pages 6 to 13 of the Offer to Purchase and Circular) is amended and restated as follows:

“WHAT ARE THE MOST SIGNIFICANT CONDITIONS IN YOUR OFFER?

We have the right to withdraw our offer and not take up and pay for any Lions Gate common shares deposited in our offer unless each of the conditions applicable to our offer described in Section 4 of the Offer to Purchase, “Conditions of the Offer”, is satisfied or waived by us prior to the Expiry Time.

We are not obligated to purchase Lions Gate common shares that are validly deposited in our offer if (i) the New York State Supreme Court has not granted by 11:59 p.m. (Vancouver time) on December 10, 2010 the Icahn Group’s pending motion for a preliminary injunction preventing the Lions Gate common shares issued in the Rachesky-Kornitzer Transaction, to Mark Rachesky and the investment funds he controls, from being voted at the 2010 annual general meeting of Lions Gate’s shareholders; (ii) Lions Gate has entered into any material transaction outside the ordinary course of business (including any acquisition of assets over U.S.$100 million); or (iii) Lions Gate issues or authorizes the issuance of any Lions Gate securities other than pursuant to the exercise or conversion of currently outstanding stock options or convertible securities.

Our offer is also subject to various other conditions. We can waive the conditions to our offer without Lions Gate’s consent. See Section 4 of the Offer to Purchase, “Conditions of the Offer”.

Our obligation to purchase Lions Gate common shares under our offer is not subject to any financing condition. See Section 5 of the Circular, “Source of Funds”.”

5.	Time for Acceptance

The Offer is open for acceptance until the Expiry Time, being 11:59 p.m. (Vancouver time) on December 10, 2010, unless withdrawn or further extended by the Offeror. The Expiry Time may be extended by the Offeror in its sole discretion as described in Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

6.	Manner of Acceptance

Shareholders who wish to accept the Offer are referred to Section 3 of the Offer to Purchase, “Manner of Acceptance”, for a description of the alternative procedures to be followed for a valid acceptance. With respect to Notices of Guaranteed Delivery, see “Important Notice Regarding Notices of Guaranteed Delivery” on page (ii) of this Notice.

7.	Withdrawal of Deposited Lions Gate Shares

Shareholders are referred to Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”, for a description of the procedures for exercising the right to withdraw Lions Gate Shares deposited under the Offer.

8.	Take Up of and Payment for Deposited Lions Gate Shares

Shareholders are referred to Section 7 of the Offer to Purchase, “Take Up of and Payment for Deposited Lions Gate Shares”, for details as to the take-up of and payment for Lions Gate Shares under the Offer.

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9.	Amendments to the Offer

The Offer to Purchase and Circular, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation, the Sixth Notice of Variation, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery shall be read together with this Notice in order to give effect to the amendments set forth in this Notice. Except as otherwise set forth in this Notice, the terms and conditions of the Offer and the information in the Offer to Purchase and Circular, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Fourth Notice of Variation, the Fifth Notice of Variation, the Sixth Notice of Variation, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery continue to be applicable in all respects.

10.	Shareholders’ Statutory Rights

Securities legislation of the provinces and territories of Canada provides security holders of Lions Gate with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for the particulars of those rights or consult a lawyer.

11.	Approvals

The contents of this Notice have been approved and the sending thereof to Shareholders has been authorized by (a) IPH GP LLC, which is the general partner of Icahn Capital LP, which is (i) the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP and (ii) the general partner of Icahn Offshore LP, which is the general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, (b) the board of directors of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership), (c) the managers of Icahn Fund S.à r.l., (d) the management board of Daazi Holding B.V. and (e) the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

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APPROVAL AND CERTIFICATE

DATED: November 30, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010 and the Notice of Extension dated November 22, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn	(Signed) Irene March
Chief Executive Officer	Chief Financial Officer
Icahn Partners LP	Icahn Partners LP

Icahn Partners LP, by its general partner

Icahn Onshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: November 30, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010 and the Notice of Extension dated November 22, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn	(Signed) Irene March
Chief Executive Officer	Chief Financial Officer
Icahn Partners Master Fund LP	Icahn Partners Master Fund LP

Icahn Partners Master Fund LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: November 30, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund II LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund II LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010 and the Notice of Extension dated November 22, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn	(Signed) Irene March
Chief Executive Officer	Chief Financial Officer
Icahn Partners Master Fund II LP	Icahn Partners Master Fund II LP

Icahn Partners Master Fund II LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: November 30, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund III LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund III LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010 and the Notice of Extension dated November 22, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn	(Signed) Irene March
Chief Executive Officer	Chief Financial Officer
Icahn Partners Master Fund III LP	Icahn Partners Master Fund III LP

Icahn Partners Master Fund III LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: November 30, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of High River Limited Partnership to Shareholders has been authorized, by the sole director of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010 and the Notice of Extension dated November 22, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn	(Signed) Keith Cozza
Director and President	Secretary and Treasurer
Barberry Corp.	Barberry Corp.

(Signed) Vincent J. Intrieri

Vice President

Barberry Corp.

APPROVAL AND CERTIFICATE

DATED: November 30, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Fund S.à r.l. to Shareholders has been authorized, by the managers of Icahn Fund S.à r.l.

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010 and the Notice of Extension dated November 22, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza	(Signed) Irene March
Chief Executive Officer	Chief Financial Officer
Icahn Fund S.à r.l.	Icahn Fund S.à r.l.

(Signed) Daniel A. Ninivaggi	(Signed) Vincent Intrieri
Manager	Manager
Icahn Fund S.à r.l.	Icahn Fund S.à r.l.

APPROVAL AND CERTIFICATE

DATED: November 30, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Daazi Holding B.V. to Shareholders has been authorized, by the management board of Daazi Holding B.V.

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010 and the Notice of Extension dated November 22, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza	(Signed) Irene March
Chief Executive Officer	Chief Financial Officer
Daazi Holding B.V.	Daazi Holding B.V.

(Signed) Daniel A. Ninivaggi	(Signed) Vincent Intrieri
Managing Director	Managing Director
Daazi Holding B.V.	Daazi Holding B.V.

APPROVAL AND CERTIFICATE

DATED: November 30, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of 7508921 Canada Inc. to Shareholders has been authorized, by the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010 and the Notice of Extension dated November 22, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza	(Signed) Irene March
Chief Executive Officer	Chief Financial Officer
7508921 Canada Inc.	7508921 Canada Inc.

(Signed) David Hanick

Director

7508921 Canada Inc.

CERTIFICATE

DATED: November 30, 2010

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010 and the Notice of Extension dated November 22, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn

CERTIFICATE

DATED: November 30, 2010

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, the Notice of Variation dated August 31, 2010, the Notice of Variation and Extension dated October 22, 2010, the Notice of Extension dated October 29, 2010, the Notice of Extension dated November 12, 2010 and the Notice of Extension dated November 22, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Ronald G. Atkey

in his capacity as the sole trustee of

the LGE Trust

The Information Agent is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers call:

(212) 269-5550

All Others Call Toll-free:

(800) 859-8511

The Depositary for the Offer is:

Computershare Investor Services Inc.

TORONTO

By Mail	By Registered Mail, Hand or by Courier
P.O. Box 7021	100 University Avenue
31 Adelaide Street East	9th Floor
Toronto, ON M5C 3H2	Toronto, ON M5J 2Y1
Attention: Corporate Actions	Attention: Corporate Actions

VANCOUVER

By Registered Mail, Hand or by Courier

510 Burrard Street

2nd Floor

Vancouver, BC V6C 3B9

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Fax: 1-905-771-4082

The U.S. Forwarding Agent is:

Computershare Trust Company, N.A.

By Mail	By Hand or by Courier
Attention: Corp Act CPU Canada	Attention: Corp Act CPU Canada
P.O. Box 43011	250 Royall Street
Providence, RI 02940-3014	Canton, MA 02021

Toll Free (North America): 1-800-564-6253

Any questions and requests for assistance may be directed by Shareholders to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above.

Exhibit (a)(5)(xiii)

FOR IMMEDIATE RELEASE

ICAHN AMENDS TENDER OFFER FOR LIONS GATE COMMON SHARES

New York, New York, November 30, 2010

Contact: Susan Gordon (212) 702-4309

Carl C. Icahn announced today that the offer by his affiliated entities to purchase up to all of the outstanding common shares of Lions Gate Entertainment Corp. for $7.50 per share in cash has been extended and will now expire at 11:59 p.m., Vancouver time, on December 10, 2010, unless further extended or withdrawn.

In addition, Mr. Icahn announced that the two remaining major conditions to the offer (i.e., the condition requiring that at least 50.1% of Lions Gate’s outstanding shares be tendered in the offer and the condition requiring that Lions Gate’s issuance of over 16 million shares on July 20, 2010 to a fund controlled by director Mark Rachesky be rescinded) have been waived.

Other than the existing customary conditions, the revised offer will now have only one condition – that the New York State Supreme Court shall have granted, by 11:59 p.m., Vancouver time, on December 10, 2010, the Icahn Group’s pending motion for a preliminary injunction preventing the Lions Gate shares issued on July 20, 2010 to the fund controlled by Mark Rachesky from being voted at the 2010 annual general meeting of Lions Gate shareholders.

On November 9, 2010, the New York State Supreme Court set December 3, 2010 as the date on which it will hear oral argument on the Icahn Group’s motion for a preliminary injunction prohibiting the fund controlled by Mark Rachesky from voting the Lions Gate shares it acquired on July 20, 2010 in any election of directors or other shareholder vote.

Shareholders are advised that as of the date of this announcement, Notices of Guaranteed Delivery will no longer be accepted. Any Notices of Guaranteed Delivery that were properly delivered prior to the date of this announcement shall remain valid. From the date of this announcement, the offer may be accepted only by delivering to the Depositary or the U.S. Forwarding Agent a Letter of Acceptance and Transmittal and the certificate or certificates representing the Lions Gate shares in respect of which the offer is being accepted or by following procedures for book-entry transfer of Lions Gate shares.

The terms and conditions of the tender offer are set forth in an Offer to Purchase, Letter of Transmittal and other related materials that have been distributed to holders of Lions Gate’s common shares and were filed with the SEC as exhibits to the Icahn Group’s amended Schedule TO and with the Canadian securities authorities on SEDAR. As of the close of business on November 29, 2010, 8,079,942 Lions Gate common shares had been tendered in the offer. Shareholders with questions about the tender offer may call D.F. King & Co., Inc., the Information Agent, toll-free at 800-859-8511 (banks and brokers call 212-269-5550).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE NOR A SOLICITATION FOR ACCEPTANCE OF THE OFFER DESCRIBED ABOVE. THE OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL AND RELATED MATERIALS THAT THE ICAHN GROUP HAS FILED WITH THE SEC AS EXHIBITS TO ITS AMENDED SCHEDULE TO AND WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AND HAS DISTRIBUTED TO HOLDERS OF COMMON SHARES. HOLDERS OF COMMON SHARES SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE OFFER. HOLDERS OF COMMON SHARES

MAY OBTAIN A FREE COPY OF THE AMENDED TENDER OFFER STATEMENT ON SCHEDULE TO, THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER DOCUMENTS THAT THE ICAHN GROUP HAS FILED (1) WITH THE SEC AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND (2) WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AT WWW.SEDAR.COM.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. (“LIONS GATE”) FOR USE AT THE NEXT MEETING OF SHAREHOLDERS OF LIONS GATE AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT FILED WITH THE SEC ON NOVEMBER 26, 2010.